Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF THE COMBINED COMPANY

The unaudited pro forma condensed combined financial statements (referred to as the “pro forma financial statements”) presented below are derived from the historical consolidated financial statements of the LMP Automotive Holdings, Inc. (“Automotive”, “the Company” or “LMP”) and Acquisition, as adjusted, to give effect to the Acquisition.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and December 31, 2020, assumes that the Acquisition occurred on January 1, 2020, as shown in the table below:

Acquisition	Date
White Plains CDJR	October 6, 2021

Hereinafter referred to as the “Acquisition”.

As of October 6, 2021, Automotive has closed on the White Plains CDJR dealership acquisition.

The unaudited pro forma condensed financial information assumes that the Acquisition occurred on January 1, 2020.

The following unaudited pro forma condensed combined financial information should be read in conjunction with the following financial statements:

●	The audited consolidated financial statements of Automotive as of and for the year ended December 31, 2020;

●	The unaudited consolidated financial statements of Automotive as of and for the nine months ended September 30, 2021;

●	The audited financial statements of White Plains CDJR as of December 31, 2020; and

●	The unaudited financial statements of White Plains CDJR as of September 30, 2021.

The pro forma adjustments reported in these financial statements are based upon available information and certain assumptions that the Company’s management believes are reasonable. The unaudited pro forma condensed combined financial information of the Combined Company is presented for informational purposes only and is not intended to represent or be indicative of what the results of operations or financial condition would have been had the Acquisition actually occurred on the dates indicated, nor is it meant to be indicative of future results of operations or financial condition for any future period or as of any future date.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information of the Combined Company.

LMP AUTOMOTIVE HOLDINGS, INC.

Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(Unaudited)

	LMP	White Plains CDJR	TOTAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED	NOTES
ASSETS:
Cash	$18,849,314	$8,114,750	$26,964,064	$(4,290,912)	$22,673,152	c,d,e,g,h
Restricted cash	10,850,706	-	10,850,706	-	10,850,706
Accounts receivable	12,091,020	3,729,043	15,820,063	-	15,820,063
Inventories	45,240,473	6,162,005	51,402,478	-	51,402,478
Net investment in sales-type leases	3,433,864	-	3,433,864	-	3,433,864
Deposits held in escrow for acquisitions	7,158,000	-	7,158,000	(50,000)	7,108,000	d
Other current assets	690,512	9,240	699,752	-	699,752
Total current assets	98,313,889	18,015,038	116,328,927	(4,340,912)	111,988,015

Land	23,370,700	-	23,370,700	-	23,370,700
Property, equipment and leasehold improvements, net	31,868,385	258,672	32,127,057	-	32,127,057
Intangible assets, net	780,956	-	780,956	-	780,956
In place leases, net	476,100	-	476,100	-	476,100
Right of use asset	6,789,744	-	6,789,744	119,889	6,909,633	b
Franchise rights	19,500,000	-	19,500,000	5,100,000	24,600,000	c
Tradenames	4,600,000	-	4,600,000	1,200,000	5,800,000	c
Goodwill	28,488,485	-	28,488,485	56,074	28,544,559	c
Other assets	48,218	-	48,218	-	48,218
TOTAL ASSETS	$214,236,477	$18,273,710	$232,510,187	$2,135,051	$234,645,238

LIABILITIES:
Accounts payable	$9,578,153	$659,148	$10,237,301	$-	$10,237,301
Vehicle floorplan financing	25,753,017	7,198,275	32,951,292	2,938,000	35,889,292	e
Line of credit - related party	-	28,800	28,800	-	28,800
Operating lease liability, current portion	876,625	-	876,625	119,889	996,514	b
Vehicle financing and notes payable, current portion	1,493,278	-	1,493,278	-	1,493,278
Bank term loan, current portion	18,447,500	-	18,447,500	175,482	18,622,982	g
Income taxes payable	1,098,003	-	1,098,003	470,905	1,568,908	f
Other current liabilities	8,891,937	673,635	9,565,572	-	9,565,572
Total current liabilities	66,138,513	8,559,858	74,698,371	3,704,276	78,402,647

Vehicle financing and notes payable, net of current portion	2,353,486	-	2,353,486	-	2,353,486
Bank term loan, net of current portion	76,993,438	-	76,993,438	-	76,993,438	g
Deferred compensation liability	10,002,299	-	10,002,299	-	10,002,299	h
Warrant liability	4,625,874	-	4,625,874	-	4,625,874
Operating lease liability, net of current portion	5,942,976	-	5,942,976	-	5,942,976	b
Other noncurrent liabilities	313,402	-	313,402	-	313,402
TOTAL LIABILITIES	166,369,988	8,559,858	174,929,846	3,704,276	178,634,122

Redeemable noncontrolling interests	10,949,387	-	10,949,387	2,446,445	13,395,832	h

SHAREHOLDERS’ EQUITY:
Preferred stock, $0.00001 par value; 1,000,000 shares authorized, 13,400 shares issued and outstanding at September 30, 2021	8,585,569	-	8,585,569	-	8,585,569
Common stock, $0.00001 par value; 29,000,000 shares authorized; 10,684,981 shares issued and 10,525,328 shares outstanding at September 30, 2021	106	-	106	-	106
Additional paid-in capital	42,233,798	-	42,233,798	(3,107,154)	39,126,644	h
Treasury stock at cost, 159,653 shares at September 30, 2021	(758,352)	-	(758,352)	-	(758,352)
Non-controlling interest in consolidated subsidiaries	1,521,081	-	1,521,081	-	1,521,081
Accumulated deficit	(14,665,100)	9,713,852	(4,951,248)	(908,516)	(5,859,764)	i
Total shareholders’ equity	36,917,102	9,713,852	46,630,954	(4,015,670)	42,615,284
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$214,236,477	$18,273,710	$232,510,187	$2,135,051	$234,645,238

LMP AUTOMOTIVE HOLDINGS, INC.

Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended September 30, 2021

(Unaudited)

	LMP	White Plains CDJR	TOTAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED	NOTES
Revenues:
New vehicle retail	$59,664,580	$18,013,656	$77,678,236	$-	$77,678,236
Used vehicle retail	39,891,301	6,554,715	46,446,016	-	46,446,016
Used vehicle wholesale	26,738,548	1,199,924	27,938,472	-	27,938,472
Finance and insurance, net	4,859,506	1,467,040	6,326,546	-	6,326,546
Service, body and parts	9,631,356	2,824,857	12,456,213	-	12,456,213
Fleet and other	647,591	-	647,591	-	647,591
Total revenues	141,432,882	30,060,192	171,493,074	-	171,493,074

Cost of sales:
New vehicle retail	50,421,801	16,663,191	67,084,992	-	67,084,992
Used vehicle retail	32,729,619	5,619,436	38,349,055	-	38,349,055
Used vehicle wholesale	24,939,020	1,181,193	26,120,213	-	26,120,213
Service, body and parts	5,197,444	1,633,015	6,830,459	-	6,830,459
Fleet and other	554,743	-	554,743	-	554,743
Total cost of sales	113,842,627	25,096,835	138,939,462	-	138,939,462

Gross profit	27,590,255	4,963,357	32,553,612	-	32,553,612

Selling, general and administrative	20,543,088	2,914,070	23,457,158	-	23,457,158
Depreciation and amortization	876,428	16,601	893,029	-	893,029
Operating income (loss)	6,170,739	2,032,686	8,203,425	-	8,203,425

Other expense (income):
Floorplan interest expense	(235,576)	(33,231)	(268,807)	-	(268,807)
Other interest expense, net	(1,134,751)	-	(1,134,751)	(2,551)	(1,137,302)	g
Other income (expense)	1,161,183	1,353,103	2,514,286	-	2,514,286
Income (loss) before income taxes	5,961,595	3,352,558	9,314,153	(2,551)	9,311,602
Income tax provision	468,802	-	468,802	217,916	686,718	f
Net income (loss)	5,492,793	3,352,558	8,845,351	(220,467)	8,624,884

Net Income attributable to noncontrolling interest	(723,523)	(502,884)	(1,226,407)	(32,687)	(1,259,094)

Net income (loss) attributable to LMP Automotive Holdings	$4,769,270	$2,849,674	$7,618,944	$(253,154)	$7,365,790

Calculation of income for earnings per share:
Net income (loss) attributable to LMP Automotive Holdings	$4,769,270	$2,849,674	$7,618,944	$(253,154)	$7,365,790
Change in noncontrolling interest redemption value	(6,320)	-	(6,320)	339,999	333,679	h
	$4,762,950	$2,849,674	$7,612,624	$(593,153)	$7,032,111

Less: net income allocated to preferred shareholders	473,779	-	473,779	-	473,779
Net income (loss) attributable to common shareholders	$4,289,171	$2,849,674	$7,138,845	$(593,153)	$6,558,332

Basic net income (loss) per share	$0.42				$0.64
Diluted net income (loss) per share	$0.42				$0.63

Weighted average shares of common stock outstanding, basic	10,118,277				10,173,411
Weighted average shares of common stock outstanding, diluted	10,294,741				10,349,875

LMP AUTOMOTIVE HOLDINGS, INC.

Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2021

(Unaudited)

	LMP	White Plains CDJR	TOTAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED	NOTES
Revenues:
New vehicle retail	$146,272,615	$52,434,119	$198,706,734	$-	$198,706,734
Used vehicle retail	79,415,259	15,821,327	95,236,586	-	95,236,586
Used vehicle wholesale	49,662,827	3,171,411	52,834,238	-	52,834,238
Finance and insurance, net	10,850,924	3,798,771	14,649,695	-	14,649,695
Service, body and parts	21,229,333	8,090,694	29,320,027	-	29,320,027
Fleet and other	7,049,606	-	7,049,606	-	7,049,606
Total revenues	314,480,564	83,316,322	397,796,886	-	397,796,886

Cost of sales:
New vehicle retail	126,403,386	49,623,192	176,026,578	-	176,026,578
Used vehicle retail	67,947,253	13,978,502	81,925,755	-	81,925,755
Used vehicle wholesale	45,442,261	3,115,015	48,557,276	-	48,557,276
Service, body and parts	11,501,467	4,443,388	15,944,855	-	15,944,855
Fleet and other	3,171,379	-	3,171,379	-	3,171,379
Total cost of sales	254,465,746	71,160,097	325,625,843	-	325,625,843

Gross profit	60,014,818	12,156,225	72,171,043	-	72,171,043

Selling, general and administrative	52,968,449	7,521,437	60,489,886	-	60,489,886
Depreciation and amortization	1,422,934	50,351	1,473,285	-	1,473,285
Operating income (loss)	5,623,435	4,584,437	10,207,872	-	10,207,872

Other expense (income):
Floorplan interest expense	(508,748)	(152,245)	(660,993)	-	(660,993)
Other interest expense, net	(2,532,423)	-	(2,532,423)	(12,180)	(2,544,603)	g
Other income (expense)	1,152,384	2,812,505	3,964,889	-	3,964,889
Income (loss) before income taxes	3,734,648	7,244,697	10,979,345	(12,180)	10,967,165
Income tax provision	1,098,003	-	1,098,003	470,905	1,568,908	f
Net income (loss)	2,636,645	7,244,697	9,881,342	(483,085)	9,398,257

Net Income attributable to noncontrolling interest	(1,527,536)	(1,086,705)	(2,614,240)	(70,636)	(2,684,876)

Net income (loss) attributable to LMP Automotive Holdings	$1,109,109	$6,157,992	$7,267,102	$(553,721)	$6,713,381

Calculation of income for earnings per share:
Net income (loss) attributable to LMP Automotive Holdings	$1,109,109	$6,157,992	$7,267,102	$(553,721)	$6,713,381
Change in noncontrolling interest redemption value	(8,569,544)	-	(8,569,544)	(425,430)	(8,994,974)	h
	$(7,460,435)	$6,157,992	$(1,302,442)	$(979,151)	$(2,281,593)

Less: net income allocated to preferred shareholders	-	-	-	-	-
Net income (loss) attributable to common shareholders	$(7,460,435)	$6,157,992	$(1,302,442)	$(979,151)	$(2,281,593)

Basic net income (loss) per share	$(0.74)				$(0.23)
Diluted net income (loss) per share	$(0.74)				$(0.23)

Weighted average shares of common stock outstanding, basic	10,082,073				10,137,207
Weighted average shares of common stock outstanding, diluted	10,082,073				10,137,207

LMP AUTOMOTIVE HOLDINGS, INC.

Pro Forma Condensed Combined Balance Sheet

As of December 31, 2020

(Unaudited)

	LMP	White Plains CDJR	TOTAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED	NOTES
ASSETS:
Cash	$3,935,726	$6,810,072	$10,745,798	$(4,251,307)	$6,494,491	a,c,d,e,g,h
Accounts receivable	515,761	6,742,153	7,257,914	-	7,257,914
Inventories	8,498,089	15,524,364	24,022,453	-	24,022,453
Net investment in sales-type leases	11,743,576	-	11,743,576	-	11,743,576
Other current assets	719,760	7,260	727,020	-	727,020
Total current assets	25,412,912	29,083,849	54,496,761	(4,251,307)	50,245,454

Land	435,700	-	435,700	-	435,700
Property, equipment and leasehold improvements, net	3,781,119	334,530	4,115,649	-	4,115,649
Intangible assets, net	1,110,823	-	1,110,823	-	1,110,823
Right of use asset	422,501	-	422,501	652,574	1,075,075	b
Franchise rights	-	-	-	5,100,000	5,100,000	c
Tradenames	-	-	-	1,200,000	1,200,000	c
Goodwill	-	-	-	56,074	56,074	c
Deposits held in escrow for acquisitions	3,250,000	-	3,250,000	(50,000)	3,200,000	d
TOTAL ASSETS	$34,413,055	$29,418,379	$63,831,434	$2,707,341	$66,538,775

LIABILITIES:
Accounts payable	$273,835	$1,227,494	$1,501,329	$-	$1,501,329
Vehicle floorplan financing	-	21,401,756	21,401,756	2,938,000	24,339,756	e
Line of credit - related party	-	28,800	28,800	-	28,800
Premium finance contract	543,098	-	543,098	-	543,098
Operating lease liability, current portion	181,437	-	181,437	652,574	834,011	b
Vehicle financing and notes payable, current portion	723,798	-	723,798	-	723,798
Bank term loan, current portion	-	706,668	706,668	692,824	1,399,492	g
Income taxes payable	-	-	-	79,226	79,226	f
Other current liabilities	1,333,235	771,081	2,104,316	-	2,104,316
Total current liabilities	3,055,403	24,135,799	27,191,202	4,362,624	31,553,826

Vehicle financing and notes payable, net of current portion	1,929,447	-	1,929,447	-	1,929,447
Bank term loan, net of current portion	-	717,354	717,354	-	717,354	g
Operating lease liability, net of current portion	283,716	-	283,716	-	283,716	b
TOTAL LIABILITIES	5,268,566	24,853,153	30,121,719	4,362,624	34,484,343

Redeemable noncontrolling interests	-	-	-	1,770,375	1,770,375	h

SHAREHOLDERS’ EQUITY:
Common stock, $0.00001 par value; 29,000,000 shares authorized; 10,084,174 and 8,691,323 shares issued and outstanding at December 31, 2020 and 2019, respectively	101	-	101	-	101
Additional paid-in capital	45,318,891	-	45,318,891	(2,091,086)	43,227,805	h
Treasury stock at cost, 159,653 shares at September 30, 2021 and December 31, 2020	(758,352)	-	(758,352)	-	(758,352)
Accumulated deficit	(15,416,151)	4,565,226	(10,850,925)	(1,334,572)	(12,185,497)	i
Total shareholders’ equity	29,144,489	4,565,226	33,709,715	(3,425,658)	30,284,057

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,413,055	$29,418,379	$63,831,434	$2,707,341	$66,538,775

LMP AUTOMOTIVE HOLDINGS, INC.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

	LMP	White Plains CDJR	TOTAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED	NOTES
Revenues:
New vehicle retail	$-	$64,175,472	$64,175,472	$-	$64,175,472
Used vehicle retail	2,717,023	14,117,673	16,834,696	-	16,834,696
Used vehicle wholesale	11,643,884	2,562,708	14,206,592	-	14,206,592
Finance and insurance, net	-	3,859,895	3,859,895	-	3,859,895
Service, body and parts	-	9,096,116	9,096,116	-	9,096,116
Fleet and other	16,081,710	-	16,081,710	-	16,081,710
Total revenues	30,442,617	93,811,864	124,254,481	-	124,254,481

Cost of sales:
New vehicle retail	-	62,843,900	62,843,900	-	62,843,900
Used vehicle retail	2,670,194	12,711,240	15,381,434	-	15,381,434
Used vehicle wholesale	11,564,512	2,579,984	14,144,496	-	14,144,496
Service, body and parts	-	5,222,503	5,222,503	-	5,222,503
Fleet and other	13,153,319	-	13,153,319	-	13,153,319
Total cost of sales	27,388,025	83,357,627	110,745,652	-	110,745,652

Gross profit	3,054,592	10,454,237	13,508,829	-	13,508,829

Selling, general and administrative	6,972,642	8,984,391	15,957,033	452,917	16,409,950	a
Depreciation and amortization	566,372	86,420	652,792	-	652,792
Operating income (loss)	(4,484,422)	1,383,426	(3,100,996)	(452,917)	(3,553,913)

Other expense (income):
Floorplan interest expense	-	(394,549)	(394,549)	-	(394,549)
Other interest expense, net	(331,371)	-	(331,371)	(37,000)	(368,371)	g
Other income (expense)	-	229,988	229,988	-	229,988
Income (loss) before income taxes	(4,815,793)	1,218,865	(3,596,928)	(489,917)	(4,086,845)
Income tax provision	-	-	-	79,226	79,226	f
Net income (loss)	(4,815,793)	1,218,865	(3,596,928)	(569,143)	(4,166,071)

Net Income attributable to noncontrolling interest	-	(182,830)	(182,830)	(11,884)	(194,714)

Net income (loss) attributable to LMP Automotive Holdings	$(4,815,793)	$1,036,035	$(3,779,758)	$(581,027)	$(4,360,785)

Calculation of income for earnings per share:
Net income (loss) attributable to LMP Automotive Holdings	$(4,815,793)	$1,036,035	$(3,779,758)	$(581,027)	$(4,360,785)
Change in noncontrolling interest redemption value	-	-	-	(765,429)	(765,429)	h
	$(4,815,793)	$1,036,035	$(3,779,758)	$(1,346,456)	$(5,126,214)

Less: net income allocated to preferred shareholders	-	-	-	-	-
Net income (loss) attributable to common shareholders	$(4,815,793)	$1,036,035	$(3,779,758)	$(1,346,456)	$(5,126,214)

Basic net income (loss) per share	$(0.49)				$(0.52)
Diluted net income (loss) per share	$(0.49)				$(0.52)

Weighted average shares of common stock outstanding, basic	9,796,233				9,796,233
Weighted average shares of common stock outstanding, diluted	9,796,233				9,796,233

1.	Basis of Presentation

The unaudited pro forma condensed combined financial information includes pro forma adjustments that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the operating results of the combined company.

The Acquisition is accounted for as a business combination using the acquisition method of accounting under ASC Topic 805, Business Combinations. Under the acquisition method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the date of acquisition, with any excess purchase price allocated to goodwill. To date, the Company has made a preliminary allocation of the purchase price to the assets acquired and liabilities assumed in the Acquisition, and will complete the allocation of such purchase price as further information becomes available. The final purchase price allocation may differ from that reflected in the following unaudited pro forma condensed combined financial statements, and these differences may be material.

The unaudited pro forma condensed combined statements of income for the twelve months ended December 31, 2020 assumes that the Acquisition occurred on January 1, 2020.

The pro forma adjustments reported in these financial statements are based upon available information and certain assumptions that the Company’s management believes are reasonable. The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to represent or be indicative of what the results of operations or financial condition would have been had the Transaction actually occurred on the date indicated, nor is it meant to be indicative of future results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information of the Combined Company should be read in conjunction with the audited consolidated financial statements of Automotive as of and for the year ended December 31, 2020 and the audited combined and consolidated financial statements of the Acquisition as of December 31, 2020.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

2.	Sources of Purchase Price

On October 6, 2021, through a majority owned subsidiary, the Company acquired a Chrysler Jeep dealership in New York for a purchase price totaling approximately $13.1 million as summarized in the table below. The fair value of rollover equity was determined based on the implied fair value of equity with no discount for minority interest or lack of marketability. The fair value of LMP common stock was determined based on the implied fair value of equity with no discount for minority interest or lack of marketability. The fair value of LMP common stock was determined based on the share price at closing and discounted 13.2% for a lack of marketability related to the lockup period of six months; the discount was determined using the Finnerty model within the protective put option methodology. Contingent consideration relates to the protective put option that the sellers can exercise for a guaranteed share price in accordance with the agreement. The fair value of the contingent consideration was determined based on a European put option within the protective put option method and discounted 2.9% for counterparty credit risk. The dealership operates under a sales and service agreement with Stellantis N.V.. The acquisition has been accounted for as a purchase and, accordingly, the operating results of the acquired dealership have been included in the Company's financial statements since the date of acquisition. The Company incurred approximately $453,000 in acquisition costs, which were recognized in general and administrative expense within the consolidated statements of operations.

The following table summarizes the total consideration.

Cash	$10,644,678
Rollover equity	834,000
LMP common stock	678,000
Contingent consideration	982,000
Total consideration	$13,138,678

3.	Purchase Price Allocation

The following table summarizes the allocation of the total consideration to the tangible and intangible assets acquired and the liabilities assumed based on the respective fair values at the acquisition date. The Company is still reviewing fair values of the assets acquired and the liabilities assumed, including the noncontrolling interest as being provisional. Therefore, the fair values are provisional measurements and may be subject to change.

Net Assets Acquired

White Plains CDJR
Assets acquired
New vehicles	$4,671,002
Used vehicles	1,644,835
Parts & accessories	510,765
Furniture, fixtures and equipment	62,116
Operating leases right-of-use assets	1,339,320
Other assets	83,834
Franchise rights	5,100,000
Tradename	1,200,000
Goodwill	56,074
Total assets acquired	14,667,946

Liabilities assumed
Customer deposits/we owes	126,498
Accrued expenses	9,534
Accrued vacation	53,916
Operating lease liabilities	1,339,320
Total liabilities assumed	1,529,268
Net Assets Acquired	$13,138,678

The fair value of property, plant and equipment acquired is summarized below:

	White Plains CDJR	Estimated useful life
Fair value
Equipment	$12,580	3-7 years
Furniture and fixtures	49,536	10 years
	$62,116

The final purchase price allocation will be determined once the Company has completed the detailed valuations and necessary calculations related to the Acquisition.

The estimated fair values of assets acquired and liabilities assumed were based upon preliminary analysis performed for the preparation of the pro forma financial information and are subject to the final valuations that are in the process of being completed and finalized. These estimates and assumptions are subject to change within the measurement period as additional information is obtained. A decrease in the fair value of the assets acquired or liabilities assumed in the Acquisition from the preliminary valuations presented would result in a dollar-for-dollar corresponding increase in the amount of goodwill resulting from the Acquisition. In addition, if the value of the property and equipment and other intangible assets is higher than the amount included in these unaudited pro forma condensed combined financial statements, it may result in higher depreciation and amortization expense than is presented herein. Any such increases could be material and could result in the Company’s actual future financial condition or results of operations differing materially from that presented herein. As a result, the final purchase price allocation may differ materially from the preliminary purchase price allocation.

The fair value of the franchise rights was based on the excess earnings method. The fair value of the tradename was based on the relief from royalty method. The franchise rights and tradename are indefinite lived assets and not subject to amortization.

The excess of the consideration transferred in the acquisition over the net amounts assigned to the fair value of the tangible assets and identifiable intangible assets acquired was recorded as goodwill, which is attributable primarily to expected synergies and an assembled workforce. Total goodwill is expected to be deductible for tax purposes.

As a result of the Acquisition, the Company issued noncontrolling interest in one of its wholly-owned subsidiaries, LMP White Plains CDJR, LLC (“LMP White Plains”), to one of the sellers of the Acquisition. The noncontrolling interest represents 15% of the outstanding equity interests of LMP White Plains and totaled approximately $834,000 as of January 1, 2020. There were no changes in the outstanding equity interests of LMP White Plains from the Acquisition through December 31, 2020.

The one seller that was issued a noncontrolling interest and the Company agreed to both a put option exercisable by the noncontrolling interest holder and a call option exercisable by Automotive for the remaining 15% minority interest based on a formulaic approach. In order to appropriately account for the classification of the redeemable noncontrolling interest outside of the permanent equity, an evaluation of the contracts and ASC 480 and ASC 815 was performed. As the put option is outside of the Company’s control, the estimated redemption value of the minority interest is presented as a redeemable noncontrolling interest outside of permanent equity on the pro forma condensed combined balance sheet. As of December 31, 2020, the redemption value of the 15% noncontrolling interests was approximately $1.8 million, based on the contractually-defined redemption values as of the balance sheet date.

The Company allocates income and losses to the noncontrolling interest holder based on the applicable membership interest percentage. At each reporting period, the redeemable noncontrolling interest is recognized at the higher of (1) the initial carrying amounts of the noncontrolling interest as adjusted for accumulated income or loss attributable to the noncontrolling interest holder, or (2) the contractually-defined redemption values as of the balance sheet date, as long as the contractually-defined redemption value exceeds the initial amount of the noncontrolling interest. If the contractually-defined redemption value exceeds the carrying amount of noncontrolling interest as adjusted for accumulated income or loss attributable to the noncontrolling interest holder, but not the initial amount of the noncontrolling interest, the noncontrolling interest is recorded at the initial amount. Adjustments to the carrying amount of redeemable noncontrolling interest is charged against retained earnings (or additional paid-in capital if there are no retained earnings).

The components of redeemable noncontrolling interests for the nine months ended September 30, 2021 and the twelve months ended December 31, 2020, respectively, are as follows:

Beginning balance	$-
Noncontrolling interests issued in connection with the Acquisition	834,000
Net income attributable to noncontrolling interests	170,946
Adjustments to redemption value	765,429
Ending balance, December 31, 2020	$1,770,375
Net income attributable to noncontrolling interests	1,016,069
Adjustments to redemption value	(339,999)
Ending balance, September 30, 2021	$2,446,445

A reconciliation of pro forma shareholders’ equity attributable to Automotive’s shareholders’ equity attributable to noncontrolling interests, and total shareholders’ equity as of September 30, 2021 and December 31, 2020, respectively, is as follows:

	September 30, 2021	December 31, 2020
Pro forma shareholders’ equity attributable to Automotive	$42,615,284	$30,284,057

Pro forma shareholders’ equity attributable to LMP White Plains noncontrolling interest	2,446,445	1,770,375
Pro forma shareholders’ equity attributable to Beckley noncontrolling interest	10,949,387	-
Total pro forma shareholders’ equity	13,395,832	1,770,375
	$56,011,116	$32,054,432

As of December 31, 2019, there was no shareholders’ equity attributable to noncontrolling interests.

4.	Reclassifications

Management of the Company is currently in the process of conducting a more detailed review of accounting policies used in the historical financial statements of Acquisition to determine if differences in accounting policies require any further reclassification to conform to the Company’s accounting policies and classifications. As a result, we may identify additional differences between the accounting policies of the Acquisition that, when conformed, could have a material impact on these unaudited pro forma condensed combined financial statements.

5.	Pro forma adjustments

The pro forma adjustments set forth in the unaudited pro forma condensed combined financial information reflect the following:

a.	Acquisition costs incurred in connection with the Acquisition.

b.	The right-of-use asset, lease liabilities and payments made for operating leases entered into and assumed in the Acquisition.

c.	The preliminary estimate of fair value of franchise rights, trade names and goodwill arising from the Acquisition.

d.	Use/elimination of deposits held in escrow related to the Acquisition.

e.	Floorplan financing received for vehicles already owned by Automotive.

f.	State income tax expense and liability related to the Acquisition.

g.	Changes in indebtedness incurred in connection with the Acquisition. Term loan proceeds in the amount of approximately $1.4 million with principal payments of approximately $517,000 and interest payments of approximately $12,000 during the nine months ended September 30, 2021, respectively, and principal payments of approximately $669,000 and interest payments of approximately $37,000 during the year ended December 31, 2020, respectively.

h.	Impact of noncontrolling interest equity owner.

i.	The equity impact of the elimination of historical equity balances of the Acquisition.